                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-37562
                                                                       811-6208


DEAN WITTER
MULTI-STATE MUNICIPAL
SERIES TRUST
PROSPECTUS -- MARCH 23, 1998
------------------------------------------------------------------------------

DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST (THE "FUND") IS AN OPEN-END NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY CURRENTLY CONSISTING OF TEN SEPARATE SERIES: THE ARIZONA SERIES, THE CALIFORNIA SERIES, THE FLORIDA SERIES, THE MASSACHUSETTS SERIES, THE MICHIGAN SERIES, THE MINNESOTA SERIES, THE NEW JERSEY SERIES, THE NEW YORK SERIES, THE OHIO SERIES AND THE PENNSYLVANIA SERIES (THE "STATE SERIES"). THE INVESTMENT OBJECTIVE OF THE STATE SERIES IS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND THE DESIGNATED STATE INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. EACH SERIES ("SERIES") SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN INVESTMENT GRADE TAX-EXEMPT SECURITIES OF MUNICIPAL ISSUERS IN THE DESIGNATED STATE. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

The Fund, on behalf of each Series, is authorized to reimburse Dean Witter Distributors Inc. (the "Distributor") for specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"). Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15% of the average daily net assets of each Series.

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 23, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed below. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      8

Investment Objective and Policies .....................................      8

Investment Restrictions ...............................................     13

Purchase of Fund Shares ...............................................     14

Shareholder Services ..................................................     16

Redemptions and Repurchases ...........................................     18

Dividends, Distributions and Taxes ....................................     19

Performance Information ...............................................     25

Additional Information ................................................     26

Appendix ..............................................................     28

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
MULTI-STATE MUNICIPAL SERIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550
(800) 869-NEWS
TABLE OF CONTENTS

------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                    Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------

 ------------------- ------------------------------------------------------------------
THE                  The Fund is organized as a Trust, commonly known as a
FUND                 Massachusetts business trust, and is an open-end, non-diversified management investment company currently consisting of ten separate series: the Arizona Series, the California Series, the Florida
                     Series, the Massachusetts Series, the Michigan Series, the
                     Minnesota Series, the New Jersey Series, the New York Series, the
                     Ohio Series and the Pennsylvania Series. Each Series invests principally in investment grade, tax-exempt securities of the designated State.
-------------------  ------------------------------------------------------------------
SHARES OFFERED       Shares of beneficial interest with $0.01 par value (see page 26).
-------------------  ------------------------------------------------------------------
OFFERING PRICE       The price of the shares offered by this prospectus varies with the changes in the value of the Fund's investments. The offering price, determined once daily as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, is equal to the net asset value plus a sales charge of 4.0% of the offering price, scaled down on purchases of $25,000 or over (see page 14).
-------------------  ------------------------------------------------------------------
MINIMUM PURCHASE     Minimum initial investment, $1,000 ($100 if the account is opened through EasyInvest (Service Mark) ); Minimum subsequent
                     investment, $100 (see page 14).
-------------------  ------------------------------------------------------------------
INVESTMENT           The investment objective of each Series is to provide a high level
OBJECTIVE            of current income exempt from both federal and the designated state income taxes consistent with preservation of capital.
-------------------  ------------------------------------------------------------------
INVESTMENT MANAGER   Dean Witter InterCapital Inc., ("InterCapital"), the Investment
                     Manager of the Fund, and its wholly-owned subsidiary, Dean Witter
                     Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101
                     investment companies and other portfolios with assets of
                     approximately $110.1 billion at February 28, 1998 (see page 8).
-------------------  ------------------------------------------------------------------
MANAGEMENT FEE       The Investment Manager receives a monthly fee at the annual rate of 0.35% of daily net assets of each Series (see page 8).
-------------------  ------------------------------------------------------------------
DIVIDENDS AND        Income dividends are declared daily and paid monthly; capital
CAPITAL GAINS        gains distributions, if any, may be distributed annually or
DISTRIBUTIONS        retained for reinvestment by the Fund. Dividends and distributions are automatically reinvested in additional shares at net asset value (without sales charge), unless the shareholder elects to receive cash (see pages 16 and 19).
-------------------  ------------------------------------------------------------------
PLAN OF              The Fund is authorized to reimburse Dean Witter Distributors Inc.
DISTRIBUTION         (the "Distributor") for specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of
                     Distribution pursuant to Rule 12b-1 under the Investment Company
                     Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15 of 1% of average daily net assets of each Series of the Fund (see page 16).
-------------------  ------------------------------------------------------------------
SALES CHARGE         4.0% of offering price (4.17% of amount invested); reduced charges on purchases of $25,000 or more (see pages 14-16).
-------------------  ------------------------------------------------------------------
REDEMPTION           Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if shares owned have a net asset value of less than $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see page
                     19).

-------------------  ------------------------------------------------------------------
RISKS AND OTHER      The value of each Series' portfolio securities, and therefore the
CONSIDERATIONS       net asset value per share of each Series, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the portfolio securities of each Series to pay interest and principal on such obligations.
                     Additionally, because the Fund is a non-diversified investment company, a relatively high percentage of the assets of each Series may be invested in a limited number of issuers within a single state, thereby causing a greater fluctuation of the net asset value of each Series as a result of changes in the financial condition or in the market's assessment of the various issuers.
                     Each Series, to the extent permitted by applicable state law, also may invest in futures and options which may be considered
                     speculative in nature and involve greater risks than those customarily assumed by certain other investment companies which do not invest in such instruments. Since each Series concentrates its investments in tax-exempt securities of a particular State, each
                     Series is affected by any political, economic or regulatory developments affecting the ability of the issuers of that
                     particular State to pay interest or repay principal. During periods of significant economic slowdowns, the securities of any particular State will be subject to a greater degree of credit risk in which the ratings of such securities have been or may be downgraded or placed on a credit watch, thereby affecting their market value. Investors should refer to the Appendix for specific information regarding the economic situation of their particular
                     State. (See pages 9-13 and the Appendix on page 28). Certain of the tax-exempt securities in which each Series may invest without limit may subject certain investors to the federal, and any applicable state, alternative minimum tax (see page 9).

 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended November 30, 1997, except as otherwise noted.

SHAREHOLDER TRANSACTION EXPENSES (FOR EACH SERIES)
Maximum Sales Charge Imposed on Purchases................    4.0%
Maximum Sales Charge Imposed on Reinvested Dividends ....   None
Deferred Sales Charge....................................   None
Redemption Fees..........................................   None
Exchange Fee.............................................   None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997)

                          ARIZONA    CALIFORNIA    FLORIDA    MASSACHUSETTS   MICHIGAN
                          SERIES       SERIES      SERIES        SERIES        SERIES
                        ---------- ------------  ---------- ---------------  ----------
Management Fees* ......     .35%        .35%         .35%          .35%          .35%
12b-1 Fees**...........     .14         .15          .15           .14           .15
Other Expenses* .......     .17         .09          .12           .32           .24
Total Series Operating
 Expenses*: ...........     .66         .59          .62           .81           .74

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                         MINNESOTA    NEW JERSEY   NEW YORK      OHIO     PENNSYLVANIA
                           SERIES       SERIES      SERIES      SERIES       SERIES
                        ----------- ------------  ---------- ----------  --------------
Management Fees* ......     .35%         .35%         .35%       .35%          .35%
12b-1 Fees**...........     .15          .14          .15        .14           .15
Other Expenses* .......     .47          .17          .34        .25           .16
Total Series Operating
 Expenses*: ...........     .97          .66          .84        .74           .66

------------
 * "Management Fees" and "Other Expenses" have been restated to reflect current fees and expenses.
** The 12b-1 fee is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

              ARIZONA    CALIFORNIA    FLORIDA    MASSACHUSETTS   MICHIGAN
              SERIES       SERIES      SERIES        SERIES        SERIES
            ---------- ------------  ---------- ---------------  ----------
1 year.....    $ 46         $ 46        $ 46          $ 48          $ 47
3 years....      60           58          59            65            63
5 years....      75           72          73            83            79
10 years ..     119          111         115           136           128

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

             MINNESOTA    NEW JERSEY   NEW YORK      OHIO     PENNSYLVANIA
               SERIES       SERIES      SERIES      SERIES       SERIES
            ----------- ------------  ---------- ----------  --------------
1 year.....     $ 50         $ 46        $ 48        $ 47         $ 46
3 years....       70           60          66          63           60
5 years....       92           75          85          80           75
10 years ..      154          119         140         129          119

* The Investment Manager had undertaken to waive management fees and assume expenses to the extent that they exceeded, on an annualized basis, 0.50% of the daily net assets with respect to the Massachusetts Series, Michigan Series, Minnesota Series, New York Series and Ohio Series until December 31, 1996. Effective January 1, 1997, the Investment Manager no longer assumed expenses and waived management fees with respect to any Series of the Fund. The annual Operating Expenses are based upon the restated expenses incurred by the Fund during the fiscal year ended November 30, 1997, assuming no waiver of the management fees and no assumption of other expenses for the entire year.

The actual total operating expenses for the Massachusetts Series, Michigan Series, Minnesota Series, New York Series and Ohio Series for the fiscal year of the Fund ended November 30, 1997 assuming waiver of management fees and assumption of other expenses were as follows:

                         MASSACHUSETTS    MICHIGAN   MINNESOTA    NEW YORK     OHIO
                             SERIES        SERIES      SERIES      SERIES     SERIES
                        --------------- ----------  ----------- ----------  ----------
Management Fees........       .34%          .33%        .32%        .32%        .34%
12b-1 Fees ............       .14           .15         .15         .15         .14
Other Expenses.........       .31           .24         .47         .35         .25
Total Series Operating
 Expenses .............       .79           .72         .94         .82         .73

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares" in this Prospectus.

Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period ended November 30 for each Series have been audited by Price Waterhouse LLP, independent accountants. This data should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                       NET ASSET                                                                                   TOTAL
         YEAR            VALUE         NET       NET REALIZED    TOTAL FROM                                      DIVIDENDS
        ENDED          BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO       AND
     NOVEMBER 30,      OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS     SHAREHOLDERS    DISTRIBUTIONS
--------------------  ----------- ------------  -------------- ------------  -------------- ----------------  ---------------
Arizona Series
1991(b)                  $ 9.60       $0.36         $ 0.17         $ 0.53        $(0.36)          $--              $(0.36)
1992                       9.77        0.64           0.41           1.05         (0.64)            --              (0.64)
1993                      10.18        0.58           0.56           1.14         (0.58)          (0.02)            (0.60)
1994                      10.72        0.55          (1.29)         (0.74)        (0.55)          (0.01)            (0.56)
1995                       9.42        0.54           1.23           1.77         (0.54)            --              (0.54)
1996                      10.65        0.54          (0.06)          0.48         (0.54)            --              (0.54)
1997                      10.59        0.53           0.05           0.58         (0.53)            --              (0.53)
California Series
1991(a)                    9.60        0.60           0.39           0.99         (0.60)            --              (0.60)
1992                       9.99        0.67           0.34           1.01         (0.67)          (0.01)            (0.68)
1993                      10.32        0.61           0.68           1.29         (0.61)            --              (0.61)
1994                      11.00        0.58          (1.48)         (0.90)        (0.58)          (0.14)            (0.72)
1995                       9.38        0.56           1.29           1.85         (0.56)            --              (0.56)
1996                      10.67        0.56           0.14           0.70         (0.56)            --              (0.56)
1997                      10.81        0.55           0.15           0.70         (0.55)            --              (0.55)
Florida Series
1991(a)                    9.60        0.55           0.28           0.83         (0.55)            --              (0.55)
1992                       9.88        0.64           0.41           1.05         (0.64)            --              (0.64)
1993                      10.29        0.59           0.64           1.23         (0.59)            --              (0.59)
1994                      10.93        0.56          (1.33)         (0.77)        (0.56)            --              (0.56)
1995                       9.60        0.56           1.28           1.84         (0.56)            --              (0.56)
1996                      10.88        0.55          (0.02)          0.53         (0.55)            --              (0.55)
1997                      10.86        0.54           0.11           0.65         (0.54)            --              (0.54)
Massachusetts Series
1991(a)                    9.60        0.54           0.38           0.92         (0.54)            --              (0.54)
1992                       9.98        0.66           0.42           1.08         (0.66)          (0.04)            (0.70)
1993                      10.36        0.60           0.72           1.32         (0.60)            --              (0.60)
1994                      11.08        0.56          (1.38)         (0.82)        (0.56)          (0.10)            (0.66)
1995                       9.60        0.57           1.37           1.94         (0.57)            --              (0.57)
1996                      10.97        0.57          (0.03)          0.54         (0.57)          (0.02)            (0.59)
1997                      10.92        0.53           0.18           0.71         (0.53)            --              (0.53)
Michigan Series
1991(a)                    9.60        0.54           0.36           0.90         (0.54)            --              (0.54)
1992                       9.96        0.65           0.46           1.11         (0.65)          (0.01)            (0.66)
1993                      10.41        0.61           0.64           1.25         (0.61)            --              (0.61)
1994                      11.05        0.56          (1.41)         (0.85)        (0.56)          (0.18)            (0.74)
1995                       9.46        0.57           1.35           1.92         (0.57)            --              (0.57)
1996                      10.81        0.56          (0.03)          0.53         (0.56)            --              (0.56)
1997                      10.78        0.53           0.16           0.69         (0.53)            --              (0.53)

------------
(a)     January 15, 1991 (commencement of operations) to November 30, 1991.
(b)     April 30, 1991 (commencement of operations) to November 30, 1991.
*       After application of the Fund's expense limitation.
+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3)     Does not reflect the effect of expense offset of 0.01%.

-----------------------------------------------------------------------------

                                        RATIOS TO AVERAGE NET     RATIOS TO AVERAGE NET
                                                ASSETS                   ASSETS
                                         (AFTER EXPENSES WERE     (BEFORE EXPENSES WERE
                                               ASSUMED)                 ASSUMED)
----------  ------------ ------------  ------------------------ ------------------------
 NET ASSET                 NET ASSETS
   VALUE        TOTAL        END OF                    NET                      NET       PORTFOLIO
   END OF    INVESTMENT      PERIOD                 INVESTMENT               INVESTMENT    TURNOVER
   PERIOD      RETURN+      (000'S)     EXPENSES      INCOME     EXPENSES      INCOME        RATE
----------  ------------ ------------  ---------- ------------  ---------- ------------  -----------
   $ 9.77        5.66%(1)   $ 20,733      0.15%(2)     6.32%(2)    1.43%(2)     5.04%(2)       8%(1)
    10.18       11.08         38,812      0.15         6.33        0.74         5.74          15
    10.72       11.42         59,877      0.48         5.40        0.65         5.22           5
     9.42       (7.16)        47,628      0.62         5.33        0.63         5.32          11
    10.65       19.21         50,290      0.65 (3)     5.33        0.65         5.33           6
    10.59        4.63         46,248      0.65 (3)     5.12        0.65         5.12           9
    10.64        5.64         41,891      0.66 (3)     5.04        0.66         5.04           2

     9.99       10.29 (1)     41,568      0.15 (2)     6.53 (2)    0.97 (2)     5.71 (2)      24 (1)
    10.32       10.23         95,604      0.15         6.36        0.67         5.84           5
    11.00       12.77        139,308      0.48         5.57        0.60         5.45          11
     9.38       (8.65)       112,450      0.58         5.59        0.59         5.58          12
    10.67       20.15        117,769      0.60 (3)     5.50        0.60         5.50           5
    10.81        6.76        113,859      0.59         5.28        0.59         5.28          19
    10.96        6.55        104,209      0.59         5.08        0.59         5.08          17

     9.88        8.84 (1)     17,719      0.15 (2)     6.45 (2)    1.27 (2)     5.33 (2)      10 (1)
    10.29       10.92         51,560      0.15         6.19        0.73         5.62           6
    10.93       12.20         84,494      0.48         5.39        0.63         5.23           3
     9.60       (7.29)        71,458      0.61         5.34        0.62         5.33           3
    10.88       19.54         74,058      0.63 (3)     5.34        0.63         5.34           8
    10.86        5.03         70,542      0.62 (3)     5.13        0.62         5.13          25
    10.97        6.10         65,088      0.62         5.02        0.62         5.02           7

     9.98        9.87 (1)      3,205      0.15 (2)     6.50 (2)    2.50* (2)    4.08* (2)     40 (1)
    10.36       11.19         10,113      0.14         6.26        1.25         5.16          10
    11.08       13.06         18,344      0.48         5.47        0.84         5.10          12
     9.60       (7.71)        15,507      0.50         5.35        0.78         5.07          10
    10.97       20.58         16,954      0.50 (3)     5.39        0.79         5.11           7
    10.92        5.07         16,021      0.50 (3)     5.23        0.82         4.91          11
    11.10        6.68         14,561      0.79 (3)     4.85        0.81         4.83          10

     9.96        9.54 (1)      6,630      0.15 (2)     6.54 (2)    1.73 (2)     4.96 (2)      46 (1)
    10.41       11.78         13,809      0.14         6.28        1.01         5.42           9
    11.05       12.28         22,083      0.48         5.53        0.80         5.20          15
     9.46       (8.07)        19,831      0.50         5.44        0.75         5.19           9
    10.81       20.69         21,673      0.50 (3)     5.49        0.77         5.22          22
    10.78        5.09         20,863      0.50 (3)     5.27        0.76         5.01           5
    10.94        6.52         19,512      0.72 (3)     4.95        0.74         4.93           3

-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                      NET ASSET                                                                                   TOTAL
        YEAR            VALUE         NET       NET REALIZED    TOTAL FROM                                      DIVIDENDS
        ENDED         BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO       AND
    NOVEMBER 30,      OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS     SHAREHOLDERS    DISTRIBUTIONS
-------------------  ----------- ------------  -------------- ------------  -------------- ----------------  ---------------
Minnesota Series
1991(a)                 $ 9.60       $0.51         $ 0.19         $ 0.70        $(0.51)          $--              $(0.51)
1992                      9.79        0.63           0.32           0.95         (0.63)            --              (0.63)
1993                     10.11        0.58           0.67           1.25         (0.58)            --              (0.58)
1994                     10.78        0.55          (1.42)         (0.87)        (0.55)          (0.08)            (0.63)
1995                      9.28        0.54           1.33           1.87         (0.54)            --              (0.54)
1996                     10.61        0.54          (0.01)          0.53         (0.54)            --              (0.54)
1997                     10.60        0.49           0.10           0.59         (0.49)            --              (0.49)
New Jersey Series
1991(a)                   9.60        0.55           0.35           0.90         (0.55)            --              (0.55)
1992                      9.95        0.66           0.44           1.10         (0.66)          (0.04)            (0.70)
1993                     10.35        0.60           0.62           1.22         (0.60)          (0.03)            (0.63)
1994                     10.94        0.55          (1.39)         (0.84)        (0.55)          (0.08)            (0.63)
1995                      9.47        0.56           1.26           1.82         (0.56)            --              (0.56)
1996                     10.73        0.55          (0.03)          0.52         (0.55)            --              (0.55)
1997                     10.70        0.53           0.18           0.71         (0.53)            --              (0.53)
New York Series
1991(a)                   9.60        0.54           0.46           1.00         (0.54)            --              (0.54)
1992                     10.06        0.68           0.34           1.02         (0.68)          (0.06)            (0.74)
1993                     10.34        0.62           0.69           1.31         (0.62)            --              (0.62)
1994                     11.03        0.57          (1.52)         (0.95)        (0.57)          (0.05)            (0.62)
1995                      9.46        0.56           1.42           1.98         (0.56)            --              (0.56)
1996                     10.88        0.56           0.02           0.58         (0.56)            --              (0.56)
1997                     10.90        0.53           0.21           0.74         (0.53)            --              (0.53)
Ohio Series
1991(a)                   9.60        0.53           0.25           0.78         (0.53)            --              (0.53)
1992                      9.85        0.66           0.41           1.07         (0.66)          (0.01)            (0.67)
1993                     10.25        0.60           0.72           1.32         (0.60)            --              (0.60)
1994                     10.97        0.55          (1.43)         (0.88)        (0.55)          (0.12)            (0.67)
1995                      9.42        0.56           1.38           1.94         (0.56)            --              (0.56)
1996                     10.80        0.55          (0.03)          0.52         (0.55)            --              (0.55)
1997                     10.77        0.53           0.17           0.70         (0.53)            --              (0.53)
Pennsylvania Series
1991(a)                   9.60        0.53           0.30           0.83         (0.53)            --              (0.53)
1992                      9.90        0.66           0.44           1.10         (0.66)            --              (0.66)
1993                     10.34        0.61           0.67           1.28         (0.61)            --              (0.61)
1994                     11.01        0.56          (1.39)         (0.83)        (0.56)          (0.06)            (0.62)
1995                      9.56        0.55           1.29           1.84         (0.55)            --              (0.55)
1996                     10.85        0.55           --             0.55         (0.55)            --              (0.55)
1997                     10.85        0.54           0.14           0.68         (0.54)          (0.02)            (0.56)

------------
(a)     January 15, 1991 (commencement of operations) to November 30, 1991.
*       After application of the Fund's expense limitation.
+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3)     Does not reflect the effect of expense offset of 0.01%.

-----------------------------------------------------------------------------

                                        RATIOS TO AVERAGE NET     RATIOS TO AVERAGE NET
                                                ASSETS                    ASSETS
                                         (AFTER EXPENSES WERE     (BEFORE EXPENSES WERE
                                               ASSUMED)                  ASSUMED)
----------  ------------ ------------  ------------------------ -------------------------
 NET ASSET                 NET ASSETS
   VALUE        TOTAL        END OF                    NET                       NET       PORTFOLIO
   END OF    INVESTMENT      PERIOD                 INVESTMENT                INVESTMENT    TURNOVER
   PERIOD      RETURN+      (000'S)     EXPENSES      INCOME      EXPENSES      INCOME        RATE
----------  ------------ ------------  ---------- ------------  ----------- ------------  -----------
   $ 9.79        7.42 %(1)  $ 3,131       0.15%(2)    6.04%(2)     2.50*%(2)    2.87*%(2)       4%(1)
    10.11        9.91         6,420       0.14        6.16         1.46         4.85           23
    10.78       12.64        11,538       0.48        5.39         1.04         4.83            8
     9.28       (8.42)        9,793       0.50        5.41         0.91         5.00           14
    10.61       20.60        11,230       0.50 (3)    5.35         0.98         4.88            3
    10.60        5.21         9,923       0.50 (3)    5.21         0.96         4.75            5
    10.70        5.76         8,742       0.94 (3)    4.68         0.97         4.65           --

     9.95        9.59  (1)   15,812       0.15 (2)    6.43 (2)     1.21  (2)    5.36  (2)      36 (1)
    10.35       11.34        32,123       0.15        6.36         0.79         5.71           19
    10.94       12.03        54,499       0.48        5.41         0.69         5.20            7
     9.47       (7.96)       45,497       0.64        5.38         0.65         5.37            6
    10.73       19.60        47,889       0.67 (3)    5.42         0.67         5.42           14
    10.70        4.93        44,829       0.66 (3)    5.23         0.66         5.23            5
    10.88        6.99        41,520       0.66        5.02         0.66         5.02           14

    10.06       10.73  (1)    3,976       0.15 (2)    6.44 (2)     2.22  (2)    4.37  (2)      51 (1)
    10.34       10.35         9,604       0.15        6.45         1.23         5.37           21
    11.03       12.91        15,955       0.48        5.61         0.88         5.21           11
     9.46       (8.96)       14,522       0.50        5.48         0.82         5.16           14
    10.88       21.40        14,388       0.50 (3)    5.43         0.85         5.09           24
    10.90        5.46        14,020       0.50 (3)    5.25         0.84         4.91           22
    11.11        7.06        12,586       0.82 (3)    4.84         0.84         4.82            4

     9.85        8.35  (1)    6,267       0.15 (2)    6.38 (2)     2.04  (2)    4.48  (2)      22 (1)
    10.25       11.12        13,686       0.15        6.41         1.01         5.56           23
    10.97       13.19        24,849       0.48        5.45         0.78         5.14           20
     9.42       (8.34)       20,693       0.50        5.31         0.71         5.10           18
    10.80       21.02        23,104       0.50 (3)    5.42         0.77         5.16           19
    10.77        5.04        21,207       0.50 (3)    5.23         0.75         4.98           32
    10.94        6.67        18,476       0.73 (3)    4.90         0.74         4.89            5

     9.90        8.77  (1)   12,147       0.15 (2)    6.46 (2)     1.54  (2)    5.07  (2)      12 (1)
    10.34       11.47        31,509       0.15        6.31         0.81         5.65            3
    11.01       12.64        53,378       0.48        5.54         0.68         5.33            5
     9.56       (7.84)       47,557       0.64        5.37         0.66         5.35           19
    10.85       19.65        53,935       0.66 (3)    5.29         0.66         5.29            8
    10.85        5.27        47,055       0.65 (3)    5.17         0.65         5.17           --
    10.97        6.53        44,056       0.66        5.01         0.66         5.01            8

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Multi-State Municipal Series Trust (the "Fund") is an open-end, non-diversified management investment company consisting of ten separate series: the Arizona Series, the California Series, the Florida Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the New York Series, the Ohio Series and the Pennsylvania Series. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on October 29, 1990.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $106 billion at February 28, 1998. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, each Series of the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.35% to the net assets of each Series. The Investment Manager had undertaken, from January 1, 1996 until December 31, 1996, to assume expenses and waive management fees with respect to the Massachusetts, Michigan, Minnesota, New York and Ohio Series to the extent that such expenses and compensation, on an annualized basis, exceeded 0.50% of the average daily net assets of each respective Series. For the fiscal year ended November 30, 1997, the Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series each accrued total compensation to the Investment Manager of 0.35%, 0.35%, 0.35%, 0.34%, 0.33%, 0.32%, 0.35%, 0.32%, 0.34% and 0.35% respectively of average daily net assets and the total expenses of each respective Series amounted to 0.66%, 0.59%, 0.62%, 0.79%, 0.72%, 0.94%, 0.66%, 0.82%, 0.73% and 0.66%,
respectively, of the average daily net assets of such Series.

   The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the State Series is to provide a high level of current income exempt from both federal and the designated State income taxes consistent with preservation of capital. It is a fundamental policy that under normal conditions each Series will invest at least 80% of its total assets in securities, the interest on which is exempt from federal income taxes and the income taxes of the designated State. This policy and the investment objective may not be changed with respect to any Series without the approval of the holders of a majority of the shares of that Series. There is no assurance that the investment objective of any Series will be achieved.

   Each Series seeks to achieve its investment objective by investing principally in tax-exempt, investment grade securities of municipal issuers in that designated State as well as any debt obligations (such as debt obligations of governmental entities and territories such as Puerto Rico, Guam and the Virgin Islands) that generate interest income which is exempt from federal income taxes and the income taxes of the designated State. Tax-exempt securities primarily consist of Municipal Bonds, Municipal Notes and Municipal Commercial Paper. Each Series may only invest in (a) Municipal Bonds which are rated at the time of purchase within the four highest grades by either Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) Municipal Notes which at the time of purchase are rated in the two highest grades by either Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) above; (c) Municipal Commercial Paper which at the time of purchase is rated P-1 by Moody's or A-1 by S&P; and (d) unrated securities which at the time of purchase are judged by the Investment Manager to be of comparable quality to the securities described in this paragraph. A description of the ratings referred to above is contained in the Appendix to the Statement of Additional Information. Certain of the tax-exempt securities in which each Series may invest without limit may subject certain investors to the federal alternative minimum tax or any applicable state alternative minimum tax and, therefore, a substantial portion of the income produced by each Series may be taxable to such investors under any federal or any applicable state alternative minimum tax. The State Series, therefore, may not be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the State Series for these investors will depend upon a comparison of the after-tax yield likely to be provided from each designated Series to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each investor's tax position. See "Dividends, Distributions and Taxes."

   Up to 20% of the total assets of each Series may be invested in taxable money market instruments, tax-exempt securities of other states and municipalities and options and futures. With respect to tax-exempt securities of other states, only investment grade securities which satisfy the standards enumerated above for Municipal Bonds, Notes and Paper, will be purchased. (This investment percentage is subject to applicable state laws and may be limited further by specific requirements of certain states. It is the intention of each Series to meet the applicable requirements of its respective State. See "Dividends, Distributions and Taxes--State Taxation"). However, each Series may invest more than 20% of its total assets in taxable money market instruments and the tax-exempt securities of other states and municipalities in order to maintain a temporary "defensive" position, when, in the opinion of the Investment Manager, prevailing market or financial conditions (including unavailability of securities of requisite quality) so warrant. (The types of investments in which each Series may invest when maintaining a temporary "defensive" position may be limited by applicable State requirements). With respect to the purchase of tax-exempt securities of other states for defensive purposes, only the highest grade Municipal Bonds, Notes and Paper, will be purchased. The types of taxable money market instruments in which the State Series may invest are limited to the following short-term fixed income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities (including zero coupon
securities); (ii) commercial paper   rated P-1 by Moody's or A-1 by S&P; (iii)
certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the securities in which each Series may invest.

   Municipal Bonds and Municipal Notes are debt obligations of a state, and its agencies and municipalities which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and are sometimes referred to as Short-Term Discount Notes. Any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the Federal Government, its agencies or instrumentalities shall be considered to have a Moody's rating of Aaa. An obligation shall be considered a Municipal Bond, Municipal Note or Municipal Commercial Paper only if, in the opinion of bond counsel to the issuer at the time of issuance, the interest payable therefrom is exempt from both regular federal income tax and the regular personal income tax of a designated State.

   The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the net asset value of each respective Series. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in total assets of a Series will not require elimination of any security from the portfolio of such Series. Therefore, each Series may hold securities which have been downgraded to ratings of Ba or BB or lower by Moody's or S&P. However such investments may not exceed 5% of the total assets of any Series. Any investments which exceed this limitation will be eliminated from the portfolio within a reasonable period of time (such time as the Investment Manager determines that it is practicable to sell the investment without undue market or tax consequences to a Series). Municipal Obligations rated below investment grade by Moody's or S&P are considered to be speculative investments, some of which may not be currently paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

   Investments in Municipal Bonds rated either BBB by S&P or Baa by Moody's (investment grade bonds--the lowest rated permissible investments by the Fund) have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

   The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   There are no restrictions on the maturities of most of the tax-exempt securities that may be purchased by each Series and therefore the average portfolio maturity of each Series is not subject to any limit. As a general matter, the longer the average portfolio maturity, the greater will be the impact of fluctuations in interest rates on the values of the portfolio securities of each Series and the respective net asset value per share of that Series.

   The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 ("the Act") and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, each Series of the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, each Series will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the total assets of such Series will be invested in the securities of a single issuer, within a single State, and (ii) with respect to 50% of the market value of its total assets not more than 5% of the value of its total assets will be invested in the securities of a single issuer within a single State, and each Series will not own more than 10% of the outstanding voting securities of a single issuer. (Since the types of securities ordinarily purchased by each Series are nonvoting securities, there is generally no limit on the percentage of an issuer's obligations that a Series may own). To the extent that these requirements permit a relatively high percentage of each Series' assets to be invested in the obligations of a limited number of issuers within a single State, the value of the portfolio securities of each Series will be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. Additionally, each Series' net asset value will fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the various issuers. The tax limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

   The Fund, on behalf of each Series, may invest more than 25% of the total assets of each Series in Municipal Obligations known as private activity bonds. Such Obligations include health facility obligations, housing obligations, industrial revenue obligations (including pollution control obligations), electric utility obligations and water and sewer obligations, provided that the percentage of the total assets of any Series in private activity bonds in any one category does not exceed 25% of the total assets of that Series. The ability of issuers of such obligations to make timely payments of principal and interest will be affected by events and conditions affecting these projects such as cyclicality of revenues and earnings, regulatory and environmental restrictions and economic downturns, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities. The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports, transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations.

   Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local agencies or authorities issue lease obligations to acquire equipment and facilities.

   Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   In addition, certain lease obligations may not yet have developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

   The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by a municipality, agency or authority. The risks and characteristics of investments in certificates of participation are similar to the risks and characteristics of lease obligations discussed above.

   Since each Series concentrates its investments in Municipal Obligations of a particular State and its authorities and municipalities, each Series is affected by any political, economic or regulatory developments affecting the ability of issuers in that particular State to make timely payments of interest and principal. For a more detailed discussion of the risks associated with investments in a particular State, see the Appendix at the back of this Prospectus.

VARIABLE RATE OBLIGATIONS. The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesigned periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Series may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., the price is fixed at the time of commitment but delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time any Series makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such security in determining its net asset value. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

HEDGING ACTIVITIES

Subject to applicable state law, the Fund, on behalf of each Series except the New Jersey Series, may enter into financial futures contracts, options on such futures and municipal bond index futures contracts for hedging purposes.

FINANCIAL FUTURES CONTRACTS AND OPTIONS ON FUTURES. With respect to each applicable Series, the Fund may invest in financial futures contracts and related options thereon. Each Series may sell a financial futures contract or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of a particular Series' portfolio securities. If the Investment Manager anticipates that interest rates will decline, a Series may purchase a financial futures contract or a call option thereon to protect against an increase in the price of the securities that Series intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

   Unlike a financial futures contract, which requires the parties to buy and sell a security on a set date, an option on such a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract as there is by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Series for which it was purchased.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to such futures contracts may correlate imperfectly with the behavior of the cash prices of each Series' portfolio securities. The risk of imperfect correlation will be increased by the fact that the financial futures contracts in which a Series may invest are on taxable securities rather than tax-exempt securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities.

   Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund, on behalf of any Series, sold financial futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, that Series would lose money on the sale.

   In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

MUNICIPAL BOND INDEX FUTURES. Each applicable Series may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   No Series may enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of that Series' total assets. The Fund, on behalf of any Series, may not purchase or sell futures contracts or related options if immediately thereafter more than one-third of the net assets of that Series would be hedged.

OPTIONS. The Fund on behalf of any applicable Series, may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of a Series of the Fund's portfolio. The Fund, on behalf of a Series, would only buy options listed on national securities exchanges. The Fund, will not purchase options on behalf of any Series if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGEMENT

The portfolio of each Series is managed by the Investment Manager with a view to achieving its investment objective. The Fund is managed within InterCapital's Tax-Exempt Fixed Income Group, which manages 39 tax-exempt municipal funds and fund portfolios, with approximately $11.2 billion in assets as of February 28, 1998. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Municipal Fixed Income Group, has been the primary portfolio manager of the Fund since its inception and has been a portfolio manager at InterCapital for over five years. Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities. There are a number of state tax restrictions which limit the ability of the Investment Manager to trade the portfolio securities of a particular Series and which affect the composition of the portfolio of such Series. It is the policy of the Investment Manager to adhere to any restrictions affecting a particular Series. See "Dividends, Distributions and Taxes--State Taxation."

   Securities purchased by each Series are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain taxable money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and Morgan Stanley & Co. Incoporated. Brokerage commissions are not normally charged on purchases and sales of municipal obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices. It is anticipated that the annual portfolio turnover rate of each Series will not exceed 100%.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund, on behalf of each Series, as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of each Series, as defined in the Act.

   For purposes of the investment policies and restrictions of the Fund: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to regular federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets does not require elimination of any security from the portfolio.

   Each Series may not:

     1. Make loans of money or securities, except: (a) by the purchase of debt obligations in which each Series may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and
    (c) by lending its portfolio securities.

     2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by the designated State of each Series or its political subdivisions.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor") an affiliate of the Investment Manager, shares of each Series of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Multi-State Municipal Series Trust, (name of Series), directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services") is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months.

   In the case of purchases made pursuant to (i) Systematic Payroll Deduction plans, (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor pursuant to which participants pay an asset based fee in the nature of investment advisory or adminisrative services, the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such plans to at least $1,000. Certificates for shares of each Series purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price for each Series will be the net asset value per share of that Series next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                               SALES CHARGE
                     --------------------------------
                      PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE   PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION          PRICE       AMOUNT INVESTED
-------------------  --------------- ---------------
Less than $25,000 ..       4.00%           4.17%
$25,000 but less
  than $50,000......       3.50%           3.63%
$50,000 but less
 than $100,000......       3.25%           3.36%
$100,000 but less
  than $250,000.....       2.75%           2.83%
$250,000 but less
  than $500,000.....       2.50%           2.56%
$500,000 but less
  than $1,000,000 ..       1.75%           1.78%
$1,000,000 and
 over...............       0.50%           0.50%

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. Shares of each Series of the Fund may be sold at their net asset value per share, without the imposition of a sales charge, to employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401 (k) of the Internal Revenue Code.

   Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise.

   Shares of each Series of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of each Series purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by close of business on the day prior to the record date for such distributions. The Fund and/or the Distributor reserve the right to reject any purchase order.

ANALOGOUS DEAN WITTER FUNDS. The Distributor and the Investment Manager serve in the same capacities for Dean Witter California Tax-Free Income Fund and Dean Witter New York Tax-Free Income Fund, open-end investment companies with investment objectives and policies similar to those of the Fund. Unlike the Fund, however, Dean Witter California Tax-Free Income Fund and Dean Witter New York Tax-Free Income Fund offer four classes of shares offered to the public which differ principally in terms of sales charges and rate of expenses to which they are subject which will affect performance. Investors who would like to receive a prospectus for Dean Witter California Tax-Free Income Fund and Dean Witter New York Tax-Free Income Fund should call the telephone numbers listed on the front cover of this Prospectus, or may call their account executive for additional information.

REDUCED SALES CHARGES

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of shares of a Series of the Fund in single transactions with the purchase of shares of another Series of the Fund, Class A shares of any of the open-end investment companies to which InterCapital serves as investment manager ("Dean Witter Funds") that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Hawaii Municipal Trust ("Hawaii Municipal"), a Dean Witter Fund sold with a front-end sales charge. The sales charge payable on the purchase of shares of a Series of the Fund and any other Series, the Class A shares of the Dean Witter Multi-Class Funds and the shares of Hawaii Municipal will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may also benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of all shares of the Series of the Fund purchased in a single transaction, together with shares of all Series of the Fund and shares of other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) which are held at the time of such transaction, amounts to $25,000 or more.

   The Distributor must be notified by the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of any Series of the Fund from the Distributor. The cost of shares of any Series of the Fund or shares of any other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or shares of the Fund or other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   For further information concerning purchases of the Fund's shares, contact the Distributor or consult the Statement of Additional Information.

PLAN OF DISTRIBUTION

The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act, whereby the expenses of certain activities and services by DWR and others who engage in or support distributions of Fund Shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the average daily net assets of each Series of the Fund. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. No interest or other financing charges will be incurred on any distribution expense incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan. The fee payable pursuant to the Plan, equal to 0.15% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The Arizona Series, California Series, Florida Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, New York Series, Ohio Series and Pennsylvania Series accrued a total of $62,891, $158,154, $98,410, $21,550, $,29,218 $13,431, $61,763, $19,193, $28,294 and $64,808, respectively under the Plan for the fiscal year ended November 30, 1997. This accrual is an amount equal to 0.14% of the daily net assets of the Arizona Series, Massachusetts Series, New Jersey Series and Ohio Series and 0.15% of the daily net assets of the California Series, Florida Series, Michigan Series, Minnesota Series, New York Series and the Pennsylvania Series.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Series of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open by taking the value of all assets of each Series of the Fund, subtracting all of their respective liabilities, dividing by the number of shares of the respective Series outstanding and adjusting to the nearest cent. The net asset value per share of each Series will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   Portfolio securities (other than short-term taxable debt securities, futures and options) are valued for the Fund by an outside independent pricing service approved by the Fund's Trustees. The service utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities.

   Short-term taxable debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of each respective Series of the Fund, (or if specified by the Shareholder, any other Series of the Fund or any other Dean Witter Fund, unless the shareholder requests they be paid in cash. Each purchase of shares of each Series of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of each respective Series of the Fund at net asset value per share (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

EASYINVEST (SERVICE MARK) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automati-cally from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A withdrawal plan is available for shareholders who own or purchase shares of any Series of the Fund having a minimum value of $10,000 based upon the then current offering price. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE

Shares of each Series of the Fund may be exchanged for shares of any other Series of the Fund, for shares of Hawaii Municipal and for Class A shares of Dean Witter Multi-Class Funds without the imposition of any exchange fee. Shares of the Fund may also be exchanged for shares of the following Funds:
Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the "Exchange Funds"). Exchanges may be made after the shares of a Series of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Series of the Fund, a Dean Witter Multi-Class Fund, Hawaii Municipal or an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from a Series of the Fund, shares of the Series are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Series of the Fund, any of the Dean Witter Multi-Class Funds, Hawaii Municipal or any Exchange Fund that is not a money market fund can be effected on the same basis. Shares of the Fund, Hawaii Municipal or any Exchange Fund acquired in exchange for Class A shares of a Dean Witter Multi-Class Fund are subject to the contingent deferred sales charge applicable to the Class A shares of the Dean Witter Multi-Class Fund, if any, upon redemption of the shares of the Fund, Hawaii Municipal or the Exchange Fund (see the prospectus of the Dean Witter Multi-Class Fund for a description of such charge and the manner in which it is calculated).

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of a Series' other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of a Series and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of a Series of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of any Series of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. There are also limits on the deduction of losses after the payment of exempt-interest dividends for shares held less than six months (see "Dividends, Distributions and Taxes"). The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of a Series of the Fund for shares of any other Series of the Fund or for Shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

REDEMPTION. Shares of each Series of the Fund can be redeemed for cash at any time at their respective current net asset value per share next determined (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received. Repurchase orders received by DWR and other Selected Broker-Dealers by 4:00 p.m., New York time, on any business day will be priced at the net asset value per share that is based on that day's close. Selected Broker-Dealers may charge for their services in connection with the repurchase, but the Fund, DWR and the Distributor do not charge a fee. Payment for shares repurchased may be made by the Fund to DWR and other Selected Broker-Dealers for the account of the shareholder. The offer by DWR and other Selected Broker-Dealers to repurchase shares from dealers or shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value (without a sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder whose shares due to redemptions by the shareholder have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days in which to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares, on behalf of each Series, dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). Such dividends are payable monthly. Each Series intends to distribute substantially all of its net investment income on an annual basis.

   Each Series of the Fund will distribute at least once each year all net short-term capital gains, if there are any, after utilization of any capital loss carryovers. Each Series may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. All dividends and capital gains distributions will be paid in additional Series' shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.") Taxable capital gains may be generated by transactions in options and futures contracts engaged in by any Series of the Fund. Any dividends or distributions declared in the last quarter of any calendar year which are paid in the following year prior to February 1, will be deemed received by shareholders of record in the prior quarter in the prior year.

TAXES. Because each Series of the Fund intends to distribute substantially all of its net investment income and capital gains to shareholders and intends to otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code as amended (the "Code"), it is not expected that any Series will be required to pay any federal income tax (if any Series does retain any net long-term capital gains it will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by that Series as a credit against their individual federal income tax).

   The Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by governmental units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item", under the alternative minimum tax, for both individual and corporate investors. A portion of each Series' investments may be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by each Series will be an item of tax preference to shareholders of that Series subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and any capital gains distributions including information indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   Shareholders who are required to pay taxes on their income will normally be subject to federal and state income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains they receive from the Fund. For federal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of any Series of the Fund and regardless of whether the distribution is received in additional shares or in cash. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution. To avoid being subject to a 31% federal backup withholding tax on taxable dividends and capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   The foregoing relates primarily to federal income taxation as in effect as of the date of this Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to state taxes in states other than the state of each designated Series, and also to local taxes. Shareholders should consult their tax advisors as to the applicability of the above to their own tax situation and as to the tax consequences to them of an investment in any Series of the Fund.

STATE TAXATION. The following general considerations are relevant to investors in each Series of the Fund indicated below. Shareholders of each designated Series should consult their tax advisers about other state and local tax consequences of their investments in such Series.

ARIZONA. Under a ruling issued by the Arizona Department of Revenue in 1984, distributions from the Arizona Series that are received by shareholders that are Arizona taxpayers will not be subject to Arizona income tax to the extent that those distributions are attributable to interest on tax-exempt obligations of the State of Arizona or interest on obligations of the United States. Distributions from the Arizona Series attributable to obligations of the governments of Puerto Rico, the Virgin Islands and Guam should also be excludible from Arizona income tax. Other distributions from the Arizona Series, including those related to short-term and long-term capital gains, generally will be taxable under Arizona law when received by Arizona taxpayers. Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Arizona Series should not be deductible for Arizona income tax purposes to the extent that the Arizona Series holds tax-exempt obligations of the State of Arizona, obligations of the United States, and obligations of Puerto Rico, the Virgin Islands and Guam.

   The foregoing discussion assumes that in each taxable year the Arizona Series qualifies and elects to be taxed as a regulated investment company for federal income tax purposes. In addition, the following discussion assumes that in each taxable year the Arizona Series qualifies to pay exempt-interest dividends by complying with the requirement of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes pursuant to section 103(a) of the Code.

CALIFORNIA. In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code as in effect on January 1, 1997, and is exempt from federal income tax, (i) the California Series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii), provided 50% or more of the value of the total assets of the California Series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law. The California Series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

   The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by the California Series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

   Individual shareholders of the California Series who reside in California will not be subject to California personal income tax on distributions received from the California Series to the extent such distributions are attributable to interest received by the California Series during its taxable year on obligations, the interest on which (when held by an individual) is exempt from taxation under California law.

   Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

   Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the California Series and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 28% with respect to capital assets held for more than 12 months, but not more than 18 months, and 20% with respect to capital assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the California Series will not be subject to tax, or receive a credit for tax paid by the California Series, on undistributed capital gains, if any.

   Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the California Series, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

   Distributions from investment income and long-term and short-term capital gains will not be excludable from taxable income in determining the California corporate franchise tax for corporate shareholders. Such distributions may also be includable in income subject to the alternative minimum tax. In addition, distributions from investment income and long-term and short-term capital gains may be subject to state taxes in states other than California, and to local taxes.

FLORIDA. Under existing Florida law, neither the State of Florida nor any of its political subdivisions or other governmental authorities may impose an income tax on individuals. Accordingly, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on income derived from investments in the Florida Series. However, such income may be subject to state or local income taxation under applicable state or local laws in jurisdictions other than Florida. In addition, the income received from the Florida Series may be subject to estate taxes under present Florida law and certain corporations may be subject to the taxes imposed by Chapter 220, Florida Statutes, on interest, income or profits on debt obligations owned by corporations as defined in said Chapter 220.

   The State of Florida also imposes an annual tax of 2 mills on each dollar ($2.00 per $1,000) of the just valuation of all intangible personal property that has a taxable situs within the State with certain exemptions and limitations. However, the entire value of a shareholder's interest in the Florida Series will be exempt from Florida's intangible personal property tax if, as is intended, all of the investments and other assets held by the Florida Series on each annual assessment date are exempt individually from the intangible personal property tax. It presently is the policy and intention of the Fund and the Investment Manager to manage the Florida Series in such a manner as to ensure that on each annual assessment date the Florida Series will consist of only those investments and other assets which are exempt from the Florida intangible personal property tax. Accordingly, it is unlikely that any shareholder of the Florida Series will ever be subject to such tax. In the event that the Florida Series includes investments or other assets on the annual assessment date which may subject shareholders to the Florida intangible personal property tax, the Fund shall so notify the Shareholders.

MASSACHUSETTS. Under existing Massachusetts law, provided the Massachusetts Series qualifies as a "regulated investment company" under the Code, the Massachusetts Series will not be subject to Massachusetts income or excise taxation. Shareholders of the Massachusetts Series that are individuals, estates or trusts and are subject to the Massachusetts personal income tax will not be subject to such tax on distributions of the Massachusetts Series that qualify as "exempt-interest dividends" under
Section 852(b)(5) of the Code and are attributable to interest received by the Massachusetts Series on obligations issued by The Commonwealth of Massachusetts and its municipalities, political subdivisions and governmental agencies and instrumentalities, or by Puerto Rico, the U.S. Virgin Islands or Guam, which pay interest excludable from gross income under the Code and exempt from Massachusetts personal income taxation. Other distributions to such shareholders will generally be included in income subject to the Massachusetts personal income tax, except for (1) distributions, if any, attributable to interest received by the Massachusetts Series on direct obligations of the United States and (2) distributions, if any, attributable to gain realized by the Massachusetts Series on the sale of certain Massachusetts obligations issued pursuant to Massachusetts statutes that specifically exempt such gain from Massachusetts taxation. Dividends from the Massachusetts Series that qualify as capital gain dividends under Section 852(b)(3)(C) of the Code, other than such dividends described in the second clause of the preceding sentence, will be treated as long-term capital gains for Massachusetts personal income tax purposes.

   As a result of a change in the Massachusetts tax laws, applicable to taxable years beginning on or after January 1, 1996, capital gain income from the sale or exchange of shares of the Massachusetts Series will be taxed at a stepped down rate depending on the number of years such shares have been held. For purposes of determining the holding period, shares acquired prior to 1/1/96 shall be deemed to have been acquired on 1/1/95, or on the date of actual acquisition, whichever is later.

   In determining the Massachusetts excise tax on corporations subject to Massachusetts taxation, distributions from the Massachusetts Series, whether attributable to taxable or tax-exempt income or gain realized by the Massachusetts Series, will not be excluded from a corporate shareholder's net income and, in the case of a shareholder that is an intangible property corporation, shares of the Massachusetts Series will not be excluded from net worth.

MICHIGAN. Under existing Michigan law, to the extent that the distributions from the Michigan Series qualify as "exempt-interest dividends" of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities ("Michigan Obligations"), or obligations of the United States or its agencies or possessions that are exempt from state taxation, such distributions will also not be subject to Michigan income tax or Michigan single business tax. Under existing Michigan law, an owner of a share of an investment company (such as the Michigan Series) will be considered the owner of a pro rata share of the assets of the investment company. As such, yield from such shares, for intangibles tax purposes, will not include the interest or dividends received from Michigan Obligations or obligations of the United States or its agencies or possessions. In addition, Michigan Series shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are exempt from the Michigan intangibles tax.

   To the extent that distributions of the Michigan Series are derived from other income, including long-or short-term capital gains, the distributions will not be exempt from Michigan income tax or Michigan single business tax.

   Certain Michigan cities have adopted Michigan's uniform city income tax ordinance, which under the Michigan city income tax act is the only income tax ordinance that may be adopted by cities in Michigan. To the extent the distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to any Michigan city's income tax.

MINNESOTA. Under existing Minnesota law, provided the Minnesota Series qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, individual shareholders of the Minnesota Series resident in Minnesota who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

   Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included for Minnesota income tax purposes in the net income of resident individuals, among others, if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

   Minnesota presently imposes an alternative minimum tax on resident individuals that is based, in part, on their federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources described above is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Series, including all of those that are derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax.

   Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of individual shareholders of the Minnesota Series who are resident in Minnesota.

   Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships.

   Interest on indebtedness incurred or continued by a shareholder of the Minnesota Series to purchase or carry shares of the Minnesota Series will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes, in the case of individual shareholders of the Minnesota Series who are resident in Minnesota.

   Shares of the Minnesota Series will not be subject to the Minnesota personal property tax.

NEW JERSEY. Under existing New Jersey law, as long as the New Jersey Series qualifies as a "qualified investment fund," shareholders of the New Jersey Series will not be required to include in their New Jersey gross income distributions from the New Jersey investment fund to the extent that such distributions are attributable to interest or gain from obligations (1) issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey, or (2) statutorily free from New Jersey or local taxation under other acts of New Jersey or under the laws of the United States.

   A "qualified investment fund" is any investment company or trust registered with the Securities Exchange Commission, or any series of such investment company or trust, which, for the calendar year in which the distribution is paid, (a) has no investments other than interest-bearing obligations, obligations issued at a dis-count, and cash and cash items, including receivables; and (b) has not less than 80% of the aggregate principal amount of all its investments, excluding cash and cash items (including receivables), in obligations of the types described in the preceding paragraph.

   The foregoing exclusion applies only to shareholders who are individuals, estates, and trusts, subject to the New Jersey gross income tax. That tax does not apply to corporations, and while certain qualifying distributions are exempt from corporation income tax, all distributions will be reflected in the net income tax base for purposes of computing the corporation business tax. Gains resulting from the redemption or sale of shares of the New Jersey Series will also be exempt from the New Jersey gross income tax.

   At this time, the New Jersey Division of Taxation has taken the position that financial futures contracts, options on futures contracts and municipal bond index futures contracts do not constitute interest-bearing obligations, obligations issued at a discount, or cash and cash items, including receivables. Accordingly, the inclusion of such investments would cause all distributions from the New Jersey Series for the taxable year to become taxable. The Fund reserves the right to make such investments on behalf of the New Jersey Series at such time as permitted under New Jersey law.

   The regulations require that 80% of the aggregate principal amount of all investments, excluding cash and cash items, must be in tax-exempt obligations free from federal and New Jersey income taxes at the end of each quarter of the taxable year. Failure to meet the New Jersey 80% aggregate principal amount test, even if necessary to maintain a "defensive" position would cause all distributions from the New Jersey Series for the taxable year to become taxable.

   The New Jersey Series will notify shareholders by February 15 of each calendar year as to the portion of its distributions for the preceding calendar year that is exempt from federal income and New Jersey income taxes.

NEW YORK. Under existing New York law, individual shareholders who are New York residents will not incur any federal, New York State or New York City income tax on the amount of exempt-interest dividends received by them from the Series which represents a distribution of income from New York tax-exempt securities whether taken in cash or reinvested in additional shares. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

   Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City personal income tax purposes.

   Shareholders will normally be subject to federal, New York State or New York City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or New York City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

OHIO. Under existing Ohio law, provided the Ohio Series qualifies as a "regulated investment company" under the Code, the Ohio Series will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax, or to income taxes imposed by municipalities and other political subdivisions in Ohio. Individual shareholders of the Ohio Series who are subject to the Ohio personal income taxes will not be subject to such taxes on distributions with respect to shares of the Ohio Series to the extent that such distributions are directly attributable to interest on obligations issued by the State of Ohio, its counties and municipalities, authorities, instrumentalities or other political subdivisions ("Ohio Obligations"). Corporate shareholders of the Ohio Series that are subject to the Ohio corporation franchise tax computed on the net income basis will not be subject to such tax on distributions with respect to shares of the Ohio Series to the extent that such distributions either (a) are attributable to interest on Ohio obligations, or (b) represent "exempt-interest dividends" as defined in Section 852 of the Code. Shares of the Ohio Series will, however, be included in a corporate shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

   Distributions with respect to the Ohio Series that are attributable to interest on obligations of the United States or its territories or possessions (including the Governments of Puerto Rico, the Virgin Islands, and Guam), or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States, will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax (to the extent computed on the net income basis), or to taxes imposed by municipalities and other political subdivisions in Ohio.

   Capital gains distributed by the Ohio Series attributable to any profits made on the sale, exchange, or other disposition by the Ohio Series of Ohio Obligations will not be subject to the Ohio personal income tax, the Ohio corporation franchise tax (to the extent computed on the net income basis), or to taxes imposed by municipalities and other political subdivisions in Ohio.

   Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Ohio Series to purchase or carry shares of the Ohio Series will not be deductible for Ohio personal income tax purposes.

PENNSYLVANIA. Individual shareholders of the Pennsylvania Series resident in the Commonwealth of Pennsylvania ("Commonwealth"/"Pennsylvania") will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth, its agencies, authorities and political subdivisions or obligations of the United States or of the Governments of Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series, including capital gains generally and interest on securities not described in the preceding sentence, generally will not be exempt from Pennsylvania Personal Income Tax.

   Other than the School District of Philadelphia, political subdivisions of the Commonwealth have not been authorized to impose an unearned income tax upon resident individuals. Individual shareholders who reside in the Philadelphia School District will not be subject to the School District Unearned Income Tax on (i) distributions received from the Pennsylvania Series to the extent that such distributions are exempt from Pennsylvania Personal Income Tax, or (ii) distributions of capital gains income by the Pennsylvania Series.

   Corporate shareholders who are subject to the Pennsylvania Corporate Net Income Tax will not be subject to that tax on distributions by the Pennsylvania Series that qualify as "exempt-interest dividends" under Section 852(b)(5) of the U.S. Internal Revenue Code or are attributable to interest on obligations of the United States or agencies or instrumentalities thereof. For Capital Stock/Foreign Franchise Tax purposes, corporate shareholders must normally reflect their investment in the Pennsylvania Series and the dividends received thereon in the determination of the taxable value of their capital stock.

   The Pennsylvania Series will not be subject to Corporate Net Income Tax or other corporate taxation in Pennsylvania.

   A Pennsylvania statute purports to authorize most counties to impose a tax on intangible personal property of their residents. Although this tax is presently under constitutional challenge in the courts, some counties may continue to levy the tax. Shares in the Pennsylvania Series constitute intangible personal property. However, shares in the Pennsylvania Series will not be subject to intangible personal property taxation to the extent that the intangible personal property owned in the portfolio of the Pennsylvania Series would not be subject to such taxation if owned directly by a resident of Pennsylvania. The Pennsylvania Series will invest predominantly in obligations of the Commonwealth, its agencies, authorities and political subdivisions, or obligations of the United States or the Governments of Puerto Rico, the Virgin Islands or Guam, which obligations are not subject to intangible personal property taxation in Pennsylvania. Only the fraction, if any, of the value of the Pennsylvania Series' portfolio not invested in securities described in the preceding sentence would be subject to any applicable intangible personal property tax.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time each Series of the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of each Series of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Series of the Fund is computed by dividing the net investment income of that Series over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of that Series. Each Series may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of each Series of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Series of the Fund of $1,000 over periods of one, five and ten years or over the life of such Series of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by such Series, any appreciation or depreciation of the assets of such Series, all expenses incurred by such Series and all sales charges incurred by shareholders redeeming shares, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by such Series.

   In addition to the foregoing, each Series of the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the front-end sales charge which, if reflected, would reduce the performance quoted. Each Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of that Series by adding 1 to that Series' aggregate total return to date and multiplying by $9,600, $48,375 and $97,250 ($10,000, $50,000 and $100,000 adjusted for 4.00%, 3.25% and 2.75% sales charges, respectively). Each Series of the Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as Lipper Analytical Services Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of a Series of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges with respect to such Series.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees.

   Presently, there are ten Series of the Fund. The Declaration of Trust permits the Trustees to authorize the creation of additional series shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommen-dations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                                                                      APPENDIX

SPECIAL INVESTMENT CONSIDERATIONS OF EACH STATE SERIES
-----------------------------------------------------------------------------

ARIZONA SERIES

   The Arizona Series will invest principally in securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. As a result, the ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the state of Arizona and the particular revenue streams supporting such issuers' obligations. If any of such political subdivisions are unable to meet their financial obligations, the income derived by the Arizona Series, the ability to preserve or realize appreciation of the Arizona Series' capital, and the liquidity of the Arizona Series could be adversely affected. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the Arizona Series may invest.

   Arizona's economy continues on a path of strong growth, with economists at Arizona State University saying the pace may slow slightly, however, there are no signs of any serious imbalances. Arizona's economy has been strengthened by five consecutive years of substantial tax reductions, and is among the fastest growing states. The state's population increased by approximately 22% during the 6-year period from 1990 to 1996. During 1997, Arizona's population was estimated at approximately 4.5 million. Homebuilding and commercial construction is extremely strong, and Phoenix now ranks as the sixth largest city in the United States with a population of approximately
1.2 million. This growth in population will require corresponding increases in revenues of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of the State's economy will be critical to providing such increased revenues.

   The State's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism and the military. State unemployment rates have remained generally comparable to the national average in recent years. During the mid-1990s, Arizona's economy recovered from the difficulties caused in the late eighties by the severe drop in real estate values and the lack of stability of Arizona-based financial institutions which caused many of such institutions to be placed under control of the Resolution Trust Corporation. The Arizona economy has generally performed above the national average in recent years. Arizona has held a steady position among the top five states in employment growth since May 1993. In August 1997, Arizona's rate of job creation ranked third in the nation. Furthermore, in 1996, Arizona's personal income increased by 5.1 percent compared to 4.1 percent nationally. Arizona's personal income tax increased approximately 7.3 percent in 1997.

   Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. Although personal income taxes have been cut by 28%, at the end of 1997 the state had a budget surplus of approximately $900 million. The condition of the national economy will continue to be a significant factor influencing Arizona's budget during the upcoming fiscal year.

   For additional information relating to State imposed restrictions on indebtedness of certain Arizona issuers, see the Statement of Additional Information.

CALIFORNIA SERIES

Because the California Series will concentrate its investments in California tax-exempt securities, it will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Various developments regarding the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. The following information constitutes only a brief summary and is not intended as a complete description. See the Statement of Additional Information for a more detailed discussion.

   California is the most populous state in the nation with a total population estimated at 32,383,000. Growth has been incessant since World War II, with population gains in each decade since 1950 of between 18% and 49%. During the last decade, the population rose 20%. The State now comprises 12.2% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980s, from 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to the low 6% range in mid-1997, compared to over 10% at the worst of the recession. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next three years, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

   These economic difficulties have exacerbated the structural budget imbalance which has been evident since fiscal year 1985-1986. Since that time, budget shortfalls have become increasingly more difficult to solve and the State has recorded General Fund operating deficits in several fiscal years. Many of these problems have been attributable to the fact that the great population influx has produced increased demand for education and social services at a far greater pace than the growth in the State's tax revenues. Despite substantial tax increases, expenditure reductions and the shift of some expenditure responsibilities to local government, the budget condition remains problematic.

   On August 18, 1997, the Governor signed the 1997-98 Budget Act which provides for General Fund and Special Fund expenditures of approximately $67.2 billion and projects a 97-98 fiscal year end reserve of $112 million. For the second year in a row, the State budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants. The Budget Act contains no tax increases and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. After enactment of the Budget Act, and prior to the end of the Legislative Session, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. Legislation signed by the Governor includes a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.

   The Governor's proposed budget for fiscal year 1998-1999 proposes total State spending of $70.6 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.7% from the current year's budget. This total includes $55.4 billion in General Fund spending (a 4.5% increase from the current year) and $15.2 billion in special funds spending (a 5.3% increase). The Governor's proposed budget anticipates a $296 million reserve for economic uncertainties. The new budget reflects agreements reached in the prior year in the areas of welfare reform, education, state tax relief, and the financial restructuring of the State's trial court system. The budget contains no tax changes and relatively few major programmatic changes.

   Because of the State of California's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 from A1 to Aa by Moody's, from A+ to A by Standard & Poor's, and from AA to A by Fitch Investors Service, Inc. All three rating agencies expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA-referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability.

   The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

   For a more detailed discussion of the State of California economic factors, see the Statement of Additional Information.

FLORIDA SERIES

The following information is provided only for general information purposes and is not intended to be a description or summary of the investment considerations and factors which may have an affect on the Florida Series or the obligations of the issuers in which the Florida Series may invest. Prospective investors must read the entire prospectus to obtain information essential to the making of an informed investment decision.

   The Florida Series invests primarily in municipal securities and obligations of counties, cities, school districts, special districts, and other government authorities and issuers of the State of Florida, the interest on which is excludable from gross income for federal income tax purposes. The municipal securities market of Florida is very diverse and includes obligations that are issued by a number of different issuers and which are payable from a variety of revenue sources. Accordingly, the ability of Florida issuers to meet their obligations with respect to such municipal securities is influenced by various political, legal, economic and regulatory factors affecting such issuers, the State of Florida and the repayment sources supporting municipal obligations. If any of such issuers cannot satisfy their repayment obligations, for any reason, the income, value and liquidity of the Florida Series may be adversely affected.

   Florida presently is the fourth largest state in the United States and continues to be one of the most rapidly growing states. Between 1980 and 1990, Florida's population increased by approximately 3.2 million people, the second largest population increase for any state during the decade (California was first). During such period of time, Florida's total percentage growth in population was 32.7%, the fourth largest percentage increase among states. Florida's population has continued to grow since 1990, but at a slower pace than during the 1980s and prior decades. As of April 1, 1997, Florida's population had grown approximately 13.7 percent since April 1, 1990 to a total population of 14,712,365.

   Florida's principal economic sectors include services and tourism, retail, light manufacturing, particularly in the electronic, chemical and transportation areas, finance and insurance, real estate, transportation and communications, agriculture, government and the military. During the last two calendar years Florida's unemployment figures have approximated the national average. Florida's economy has strengthened over the last few years reflecting the strong national economy. Most of Florida's economic sectors are expected to grow in the future and in light of Florida's geographic location and diverse population, it is anticipated that Florida will benefit greatly from the expanding world markets, especially Latin America.

   The State of Florida and its political subdivisions are each required by law to maintain balanced budgets. In order to satisfy this requirement, Florida government entities have utilized a combination of spending reductions and revenue enhancements. From time to time, tax and/or spending limitation initiatives are introduced by the Florida Legislature or are proposed by the citizens of the State in the form of amendments to the Florida Constitution. Two such amendments are now effective and are generally described below.

   By voter referendum held on November 2, 1992, the Florida Constitution was amended by adding a subsection which, in effect, limits the annual increases in assessed just value of homestead property to the lesser of (1) three percent of the assessment for the prior year, or (2) the percentage change in the Consumer Price Index, as described and calculated in such amendment. The amendment further provides that (1) no assessment shall exceed just value,
(2) after any change of ownership of homestead property or upon termination of homestead status, such property shall be reassessed at just value as of January 1 of the year following the year of sale or change of status, (3) new homestead property shall be assessed at just value as of January 1 of the year following the establishment of the homestead, and (4) changes, additions, reductions or improvements to homestead property shall initially be assessed as provided for by general law, and thereafter as provided in the amendment. Pursuant to a Florida Supreme Court ruling on January 12, 1994, the amendment became effective on January 1, 1995. Recently, the Joint Legislative Management Committee, a record-keeping arm of the Florida Legislature, completed a study analyzing the effect of this amendment on property values and tax collections in Florida. The study concluded that while the assessed values of homestead property within the State have been lower due to the amendment, the impact on total property tax revenues for local governments within the State has been small due to growth in the total property tax base and the property tax revenues received with respect to non-homestead property. It is expected that the amendment's impact will be similar in future years.

   At the November 8, 1994, general election, Florida voters approved an amendment to the Florida Constitution which is commonly referred to as the "Limitation On State Revenues Amendment." This amendment provides that state revenues collected for any fiscal year shall be limited to state revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to a budget stabilization fund until the fund reaches the maximum balance specified in the amendment to the Florida Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on state revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote in each house. This amendment took effect on January 1, 1995, and was first applicable to the State's fiscal year 1995-96. This amendment has had no impact for the inital two state fiscal years following the effective date of the amendment, as State revenues were substantially below the constitutionally imposed limitation. It is projected that State revenues for the next few fiscal years also will not exceed the applicable revenue limitations. Estimates or projections beyond such period cannot be made with any certainty at this time.

MASSACHUSETTS SERIES

Between 1982 and 1988 The Commonwealth of Massachusetts had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. The Commonwealth experienced a significant economic slowdown from 1988 through 1992, with particular deterioration in the construction, real estate, insurance, financial and manufacturing sectors, including certain high technology areas. Economic activity has since improved and led to improvements in the housing industry and employment rates. Unemployment had risen to 8.5% in 1992, as compared to a national average of 7.4%; but decreased to 5.1% at the end of fiscal 1995 and further decreased to 4.1% at the end of fiscal 1996. At the end of fiscal 1997, the Massachusetts unemployment rate was 3.7% as compared to the national rate of 4.7%.

   The recent economic growth has resulted in a progressive growth of state tax revenues since 1993. Tax revenues for fiscal year 1998 are currently projected to be approximately 2.6% above fiscal year 1997. The Commonwealth had a budgetary deficit for fiscal year 1989 and 1990 of $466.4 million and $1,362.7 billion respectively. Deficits were avoided in fiscal 1991 and 1992, and a surplus was achieved in 1993, 1994, 1995 and 1996. In 1992, Standard & Poor's and Moody's raised their ratings of the Commonwealth's general obligation bonds from BBB and Baa1, respectively, to A and A, respectively and Standard & Poor's further raised such ratings to A+ in 1993. Currently, the Commonwealth's general obligation bonds are rated A1 and AA-by Moody's and Standard & Poor's, respectively. From time to time, the rating agencies may further change their ratings in response to budgetary matters or other economic indicators. Growth of tax revenues in the Commonwealth is limited by law. Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior fiscal years) was limited to ten percent. Moreover, Massachusetts local governmental entities are subject to certain limitations on their taxing power that could affect their ability or the ability of the Commonwealth to meet their respective financial obligations.

   If either Massachusetts or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Massachusetts Series, the Series' net asset value, the Series' ability to preserve or realize capital appreciation or the Series' liquidity could be adversely affected.

   For a more detailed discussion of the Commonwealth of Massachusetts economic factors, see the Statement of Additional Information.

MICHIGAN SERIES

The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Michigan and other sources that are generally available to investors, including the State of Michigan Comprehensive Annual Financial Reports for the fiscal years ended September 30, 1995 and 1996. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Michigan. Such information constitutes only a brief summary, relates primarily to the State of Michigan, does not purport to include details relating to all potential issuers within the State of Michigan whose securities may be purchased by the Michigan Series and does not purport to be a complete description.

   The principal sectors of Michigan's economy are durable goods manufacturing (including automobile and office equipment manufacturing), tourism and agriculture. Employment of Michigan's labor force in durable goods manufacturing has dropped from 33% in 1960 to 15.8% in 1996. This was a decrease from the level of 16.4% in 1995. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of Michigan's economy. Those industries are highly cyclical and are expected to operate at somewhat less than full capacity in 1998. Historically, during periods of economic decline or slow economic growth, the cyclical nature of those industries has adversely affected the revenue streams of Michigan and its political subdivisions because it has adversely impacted certain tax sources, particularly sales taxes, income taxes and single business taxes.

   The State reports its financial condition using generally accepted accounting principles. Michigan's fiscal year begins on October 1 and ends on September 30 of the following year.

   Michigan ended fiscal years 1994-95, 1995-96 and 1996-97 with General Fund surpluses of $67.4 million, $91.3 million and $53.3 million, respectively. In fiscal years 1994-95 and 1995-96, the State of Michigan made deposits into its Counter-Cyclical Budget and Economic Stabilization Fund (BSF), those being in the amounts of $377.8 million and $150.5 million, respectively. The unreserved balances for the BSF as of the end of fiscal years 1994-95 and 1995-96 were $1,083.4 million and $1,173.4 million, respectively.

   The Michigan Legislature has adopted the budget for fiscal year 1997-98.

   As of January 22, 1997, general obligation bonds of the State of Michigan were rated "AA" by Standard and Poor's Ratings Services, "Aa" by Moody's Investors Service and "AA" by Fitch Investors Service. To the extent that the portfolio of the Michigan Series is comprised of revenue obligations of the State of Michigan or revenue or general obligations of local governments or State or local authorities, rather than general obligations of the State of Michigan, ratings on such components of the Michigan Series will be different from those given to the general obligations of the State of Michigan and their value may be independently affected by economic factors not directly impacting the State.

   For a more detailed discussion of the State of Michigan economic factors, see the Statement of Additional Information.

MINNESOTA SERIES

The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Series, and does not purport to be a complete description.

   The State of Minnesota has experienced certain budgeting and financial problems since 1980.

   In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

   The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

   After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

   A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

   The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

   After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993, was $463 million.

   The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures 6.0 percent in the 1995-1997 biennium.

   A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

   The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

   Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases total $16.5 million.

   Included in the expected revenue increase of $4 million were comformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

   After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

   The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

   A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

   The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

   The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services, 2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

   After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.

   The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

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   Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes requires that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

   A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

   In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

   The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

   The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

   After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

   The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

   Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

   In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

   A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997, at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999, was projected at $1.7 billion.

   The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

   The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997,
17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

   After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

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
   The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001, at $1.284 billion.

   Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

   The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Series are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

   At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by an overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of State aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Series, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

   Legislation enacted in 1995 provides that it is the intent of the Minnesota Legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included for Minnesota income tax purposes in the net income of resident individuals, among others, if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio State Court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Series might be adversely affected, and the value of the shares of the Minnesota Series might also be adversely affected.

   The State's bond ratings in July 1997 were Aaa by Moody's, AAA by S&P, and AAA by Fitch's. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Series or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

NEW JERSEY SERIES

The portfolio of the New Jersey Series contains different issues of debt obligations issued by or on behalf of the State of New Jersey (the "State") and counties, municipalities and other political subdivisions and other public authorities thereof or by the Government of Puerto Rico or the Government of Guam or by their respective authorities. Investment in the New Jersey Series should be made with an understanding that the value of the underlying Portfolio may decline

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
with increases in interest rates. Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey and certain of its public authorities have undergone.

   The New Jersey State Constitution prohibits the legislature from making appropriations in any fiscal year in excess of the total revenue on hand and anticipated. A debt or liability that exceeds 1% of total appropriations for the year is also prohibited, unless it is in connection with a refinancing to produce a debt service savings or it is approved at a general election. Such debt must be authorized by law and applied to a single specified object or work. These Constitutional provisions do not apply to debt incurred because of war, insurrection or emergencies caused by disaster.

   Pursuant to Article VIII, Section II, par. 2 of the New Jersey Constitution, no monies may be drawn from the State Treasury except for appropriations made by law. In addition, the monies for the support of State government and all State purposes, as far as can be ascertained, must be provided for in one general appropriation law covering one and the same fiscal year.

   In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. Under these provisions, each unit of the State requests an appropriation from the Director of the Division of Budget and Accounting, who reviews the budget requests and forwards them with her recommendations to the Governor. The Governor then transmits a recommended expenditures and sources of anticipated revenue to the legislature, which reviews the Governor's Budget Message and submits an appropriation bill to the Governor for his signature by July 1 of each year. At the time of signing the bill, the Governor may revise appropriations or anticipated revenues. That action can be reversed by a two-thirds vote of each House. No supplemental appropriation may be enacted after adoption of the act, except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet the appropriation. Finally, the Governor may, during the course of the year, prevent the expenditure of various appropriations when revenues are below those anticipated or when any such expenditure is determined not to be in the best interest of the State.

   Reflecting the economic downturn recently affecting the Northeast, the rate of unemployment in the State rose from a low of 3.6 percent during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.2% in 1996 and 5.5% for the six month period from January, 1997 through June, 1997.

   For the recovery period as a whole, May, 1992 to June, 1997, hiring has been reported by food stores, wholesale distributors, trucking and warehousing firms, security and commodity brokers, business and engineering/management firms, hotel/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,300 and 7,500 respectively.

   After an average annual manufacturing job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 and 7,300 during 1993 and 1994 respectively. During 1995 and 1996, however, manufacturing job losses increased to 10,100 and 13,900, reflecting a slowdown in national manufacturing production activity.

   In the construction industry, employment has risen by 18,600 since a low in May, 1992, driven until 1996 primarily by increased homebuilding and nonresidential projects. During 1996, public works and homebuilding were growth segments while nonresidential construction decreased but remained positive. Nonresidential construction, measured by contract awards, grew 19.64% in 1994, 3.0% in 1995, 7% in 1996 and 45.8% in the first five months of 1997 compared with the same period in 1996. Residential construction contracts increased 17.1% for the first five months of 1997 compared to the same period of 1996, and nonbuilding or infrastructure contracts rose 64.0% during this period. Based on these increases, total construction contracts, comparing the first five months of 1996 and 1997, rose 41.0%.

   The rising economic trend has contributed to steady retail growth from 1992 through 1996, including a 3.8% increase from 1995 to 1996. Retail trade employment has risen by 49,000 jobs since the low point in May, 1992 with a job increase from December, 1996 to June, 1997 of 8,700.

   The outlook for continuing increases in consumer spending is cautiously optimistic for New Jersey based on increasing employment levels, a low jobless rate and a higher than national level of per capita personal income.

   The State's 1998 Fiscal Year budget became law on June 30, 1997, and the 1999 Fiscal Year budget will become law on June 30, 1998. Of the $17,953.3 that the Governor has recommended for appropriation in Fiscal Year 1999 from the General Fund, the Property Tax Relief Fund, the Gubernatorial Elections Fund, the Casino Control Fund and the Casino

Revenue Fund, the following appropriations have been recommended for the following purposes: (i) $7,410.7 million (41.3%) for State Aid to Local Governments ("State Aid"), (ii) $5,139.1 million (28.6%) for Grants-in-Aid,
(iii) $4,279.5 million (23.8%) for Direct State Services, (iv) $506.1 million (2.8%) for Debt Service on State general obligation bonds and (v) $617.9 million (3.5%) for Capital Construction.

   The largest recommended appropriation included in the State Aid category, in the amount of $5,863.0 million, is for elementary and secondary education programs including $2,749.3 million for core curriculum standards, $302.7 million for early childhood aid, $255.3 million for Abbott v. Burke Parity Remedy aid (see litigation discussion below), $262.6 million for pupil transportation aid, $648.9 million for special education, $74.1 million for nonpublic school aid and $94.9 million for debt service on school bonds. Also, a new State Aid appropriation of $50.0 for facilities improvements is recommended to be funded from a portion of an increase in State cigarette taxes. Additional significant recommendations affecting schools include $158.8 million for supplemental core curriculum standards aid, $187.7 million for demonstrably effective program aid and $917.2 million to assist school districts with their contributory share of the social security and teachers' pensions and benefits programs.

   Other recommended appropriations in the State Aid category include $836.6 million for the Department of Community Affairs, $756.1 million for Consolidated Municipal Property Tax Relief, $16.7 million for housing programs, $33.0 million for block grant programs, $30.0 million for discretionary aid, $272.7 million for welfare programs, $78.0 million for county mental hospitals, $50.0 million for matching funds to local governments for open space preservation and $0.8 million for other aid. Recommended State Aid appropriations to the Department of Treasury of $228.7 million would be used for aid to county colleges ($159.8 million); the cost of property tax deductions and exemptions for senior citizens, disabled persons and veterans ($53.6 million); and the State contribution to the Consolidated Police and Firemen's Pension Fund ($14.3 million).

   The second largest category of recommended appropriations, after State Aid, is for Direct State Services ($4,279.50). Amounts appropriated for this category will be used to support the operation of 16 departments of State government (recommended by the Governor to be reduced to 15), the Executive Office, several commissions, the State Legislature and the Judiciary.

   At any given time, there are various numbers of claims and cases pending against the State. State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the Tort Claims Act, N.J.S.A. 59:1-1 et seq. In addition, at any given time there are various contract and other claims against the State and State agencies, including environmental claims arising from the alleged disposal of hazardous wastes, seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $90,800,000 for tort claims pending, as of June 30, 1996. Moreover, New Jersey is involved in a number of other lawsuits in which adverse decisions could materially affect revenue or expenditures. Such cases include challenges to the Pension Board Financing Act of 1997 authorizing the issuance of bonds to finance the State's accrued unfunded pension liabilities. Plaintiffs' time to appeal an adverse summary judgement decision has not yet run.

   Other such lawsuits include actions challenging assessments made upon property and casualty liability insurers doing business in New Jersey pursuant to the Fair Automobile Insurance Reform Act; a suit challenging the constitutionality on Federal Commerce Clause grounds, of certain hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection; litigation related to compliance with prior State court orders related to the closure of spending gaps among school districts within the State including rural school districts seeking the same relief afforded poor urban school districts; a class action challenging the treatment of prisoners with serious mental disorders confined within the State Department of Corrections system; two separate suits alleging violation of environmental laws resulting from alleged contamination existing at the State-owned Liberty State Park and from certain soil shipments made to that Park in connection with the I-287 wetlands mitigation project; an action challenging the State's application of the "spousal impoverishment provisions" of the Medicare Catastrophic Coverage Act governing the treatment of income and resources available to the "community" spouse when an institutionalized spouse seeks to establish Medicare eligibility; a challenge by 18 New Jersey hospitals to the State's Medicaid reimbursement procedures; a series of challenges to the construction and issuance of bonds to construct an Atlantic City road and tunnel project including challenges based on alleged violations of (i) State constitutional provisions limiting the use of certain revenues, (ii) federal securities law disclosure requirements and
(iii) certain federal and State environmental requirements; a breach of contract and civil rights action brought against the State by Medicare part B service providers who seek reimbursement for Medicare co-insurance and deductibles not paid by the State Medicaid program from 1988 to

February 10, 1995; a suit brought by a private resource recovery facility owner and operator against the State Department of Environmental Protection and others, including the Camden County Pollution Control Financing Authority ("CCPCFA"), seeking a halt to the County's solid waste reprocurement process pending clarification of bid specifications with a crossclaim against the State brought by CCPCFA; a challenge on the State constitutional grounds to the "family cap" provisions of the State Work First New Jersey Act brought on behalf of all persons who did not receive an increase in certain welfare benefits because of the cap.

   As of February, 1997, the State's bond ratings were AA+ by S&P and Fitch and Aa1 by Moody's.

NEW YORK SERIES

Since the New York Series concentrates its investments in New York tax-exempt securities, the Fund is affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

   The fiscal stability of New York State (the "State") is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City (the "City") or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

   Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

   The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. Such factors can be very complex, may vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

   On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A-to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on August 5, 1996, confirmed its A-rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness.

   For a more detailed discussion of New York economic factors, see the Statement of Additional Information.

   The summary information furnished above and in the Statement of Additional Information is based on official statements relating to offerings of New York issuers of municipal securities on or prior to September 29, 1997 with respect to offerings of the State and September 30, 1997 with respect to offerings of the City, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of such information.

OHIO SERIES

Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in employment in Ohio in recent years, consistent with national trends, has been in the

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
non-manufacturing area. Ohio ranked fourth in the nation in 1991 gross state product derived from manufacturing. Manufacturing was 26.3% of Ohio's gross state product compared to 17.1% of that total being from "services". As a result, economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State. With 14.2 million acres (of a total land area of 26.4 million acres) in farm land and an estimated 75,000 individual farms, it is by many measures Ohio's leading industry, contributing nearly $5.7 billion to the State's economy each year. This represents 13.5% of the total output, 15.9% of the total employment (approximately 935,000 jobs) and 11% of the value-added products produced in the State. Gross farm income alone amounted in 1994 to just over $5.4 billion. In 1994, Ohio exported over approximately $1 billion in farm products (primarily soybeans and related soy products, and feed grains). The State has instituted several programs to provide financial assistance to farmers.

   Ohio continues as a major "headquarters" state. Of the top 500 individual corporations (industrial, commercial and service) based on 1995 sales as reported in 1996 by Fortune magazine, 30 had headquarters in Ohio, placing Ohio sixth as a "headquarters" state.

   Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached a high in the summer of 1993 after a slight decrease in 1992, then decreased slightly and reached a new high in 1996. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Non-manufacturing industries now employ approximately 78.9% of all non-agricultural payroll workers in Ohio.

   Consistent with the Ohio constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year; for example, the current fiscal biennium began July 1, 1995 and ends June 30, 1997.

   The Ohio Constitution imposes a duty on the General Assembly to "provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt." The State is effectively precluded by law from ending a Fiscal Year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Ohio Constitution to $750,000.

   Most State operations are financed through the general revenue fund (GRF), with personal income and sales-use taxes being the major GRF sources, totalling $5.8 billion and $4.9 billion in 1996, respectively.

   The Ohio Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the GRF or other funds for the then current Fiscal Year will in all probability be less than the appropriations for the year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor implemented this directive in some prior years, including Fiscal Years 1992 and 1993. There is no present constitutional limit on the rates of State-levied taxes and excises, except for taxes on intangible property. At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by local political subdivisions. The Ohio Constitution limits the amount of ad valorem property taxes that may be levied by local political subdivisions in the aggregate, without a vote of the electors or a municipal charter provision, to 1% of the true value, and statutes further limit the amount of the aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation.

   The GRF ending (June 30) fund balance is typically reduced during less favorable national economic periods and then increases during more favorable economic periods. For example, following the 1974-75 nationwide recession the 1977 GRF ending fund balance was $21.6 million. The balance (without assistance from any significant tax rate increases) was $245.7 million in 1979, and then, paralleling the national economic situation, was at the significantly lower amount of $200 million in 1981. Aided by tax increases and other actions, the 1983 GRF ending fund balance was $43.6 million. Recent biennium GRF ending fund balances were $475.1 million in 1989, $135.3 million in 1991, and $111 million in 1993. For the Biennium ended June 30, 1995, the GRF fund balance was $928 million. Of that amount, $70 million was retained in the GRF and $850 million was transferred to various other State funds, including $535.2 million to the Budget Stabilization Fund (BSF).

   The GRF appropriations bill for the 1996-97 biennium was passed on June 28, 1995, and promptly signed, with selective vetoes, by the Governor. The act provides for total GRF biennial expenditures of approximately $33.5 billion,

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
an increase over those for the 1994-95 fiscal biennium. The following are examples of higher authorized GRF biennial expenditures in major programs: mental health and mental retardation 4.8%; primary and secondary education 15.4%; human service 9.5%; justice and corrections 28%; and higher education 13.1%.

   Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's budget proposal and incorporated in the related appropriations bill as introduced, and in the bill's versions as passed by the House and the Senate and in the act as passed and signed. The same is true for the separate Department of Transportation, Department of Public Safety, and Bureau of Workers' Compensation appropriations acts, containing lease-rental appropriations for certain DOT, DPS and BWC projects financed by the Ohio Building Authority.

   Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that, as in any state, future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the Bonds in the portfolio of the Ohio Series or the ability of the respective obligors to make timely payments of principal and interest on such Bonds.

   The June 30, 1996 ending fund balance in the GRF was $781 million, which was higher than forecast. Of that amount, $100 million was transferred to a fund for a school computer network and $30 million was transferred to a new transportation infrastructure fund.

   In 1981, a Budget Stabilization Fund (BSF) was created for purposes of cash and budgetary management. In 1992, the entire balance of the BSF was transferred to the GRF. In 1993, $21 million was deposited to the BSF, and an additional $260.3 million was deposited in 1994, and $535.2 in 1995, giving the BSF a current balance of approximately $828.3 million.

   As of the date of this discussion, the General Assembly was in the process of considering a budget for the 1998-99 fiscal biennium beginning July 1, 1997, the details of which were uncertain.

   Litigation contesting the Ohio system of school funding for violation of various provisions of the Ohio Constitution is pending. In these proceedings, the trial court has adopted findings of fact and conclusions of law, including conclusions that certain provisions of current Ohio law violate the Ohio Constitution. In August, 1995, a court of appeals reversed these findings and the case is now pending on appeal to the Ohio Supreme Court. Litigation is also pending in federal district court challenging the former Medicaid eligibility rules that were applied between 1990 and 1995 by the Ohio Department of Human Services in the case of married couples where one spouse lived in a nursing home and the other spouse resided in the community. If the plaintiffs in that action are ultimately successful, it is estimated that the State could be required to incur additional obligations of as much as $240 million. At this time, the outcome of such litigation is uncertain.

   The summary information furnished above is based on official statements prepared by the State of Ohio in connection with its borrowings and contains such information as the Fund deems relevant in considering an investment in the Fund. It does not purport to be a complete description of the considerations contained therein.

PENNSYLVANIA SERIES

Presented below and in the Statement of Additional Information is information concerning the Commonwealth of Pennsylvania (the "Commonwealth") and certain issuers within the Commonwealth. Such information is based principally on information drawn from recent official statements relating to securities offerings by the Commonwealth and does not purport to be a complete description of such issuers or factors that could adversely affect them. The Investment Manager has not independently verified such information; however, it has no reason to believe that such information is not correct in all material respects. This information does not cover all municipal issuers within the Commonwealth whose securities may be purchased by the Fund.

  Investment Securities

   The Pennsylvania Series will invest principally in Commonwealth and Commonwealth-related obligations and obligations of local government units in the Commonwealth and obligations of related authorities. Some additional information regarding such issuers is set forth in the Statement of Additional Information. The market value and marketability of the obligations of the Commonwealth and, though generally to a lesser extent, the Commonwealthrelated obligations and the local governmental unit and related authority obligations generally will be affected by economic conditions affecting the Commonwealth and litigation matters which may adversely affect the Commonwealth. The market value and marketability of obligations of issuers other than the Commonwealth may also be affected by more localized economic changes, changes affecting the particular revenue stream supporting such obligations and related litigation matters.

   The City of Philadelphia has been experiencing financial difficulties in recent years, as a result of which Moody's and S&P lowered their ratings of City of Philadelphia general obligations below investment grade. City of Philadelphia general obligations will not be purchased as an investment security for the Pennsylvania Series until the ratings of such obligations meet the criteria for the Pennsylvania Series.

  General Socio-Economic and Economic Information Regarding the Commonwealth

   The Commonwealth is the fifth most populous state (ranking behind California, New York, Texas and Florida) with a population of approximately 12 million for the last ten years. The Commonwealth is the headquarters for many major corporations. It has been historically identified as a heavy industry state although that reputation has changed over the last 30 years as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in the Commonwealth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing employment has fallen from 18.8% of non-agricultural employment in 1992 to 17.5% in 1996, while service sector employment has increased from 29.4% of non-agricultural employment in 1991 to 31.1% in 1995. From 1983 to 1990, the Commonwealth's annual average unemployment rate dropped from 11.8% to 5.4% (below the national average for each of the years from 1986). In 1995 and 1996, the average annual unemployment rates for the Commonwealth were 5.9% and 5.3%, respectively, compared to rates of 5.6% and 5.4% for the United States for such years.

   The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a "fund" is defined as an independent fiscal and accounting entity with a self-balancing set of accounts, for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, funds are established by legislative enactment or in certain cases by administrative action.

   The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all Commonwealth obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

   Revenues in the General Fund include all tax receipts, license and fee payments, fines, penalties, interest and other revenues of the Commonwealth not specified to be deposited elsewhere or not restricted to a specific program or expenditure and federal revenues. Taxes levied by the Commonwealth are the most significant source of revenues in the General Fund. The major tax sources for the General Fund are the sales tax, which accounted for $6.04 billion or 34.9% of General Fund tax revenues in fiscal 1997, the personal income tax, which accounted for $5.74 billion or 33.2% of 1997 General Fund tax revenues, and the corporate taxes which accounted for $2.65 billion or 15.3% of tax revenues. Federal revenues are those federal receipts which pay or reimburse the Commonwealth for funds disbursed for federally assisted programs.

   The primary expenditures of the General Fund are for education ($7.03 billion in fiscal 1997) and public health and welfare ($5.7 billion).

   The Constitution and laws of the Commonwealth require all payments from the General Fund, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from the General Fund may not exceed its actual and estimated revenues for the fiscal year plus any surplus available. Appropriations are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30. (Fiscal 1997 refers to the fiscal year ending June 30, 1997.)

   For the five year period fiscal 1992 through fiscal 1996, total revenues and other resources rose at a 4.6 percent average annual rate while total expenditures and other uses grew by 6.0 percent annually.

   Program areas having the largest increase in costs for the fiscal 1992 to fiscal 1996 period were for protection of persons and property, due to an expansion of state prisons. Recently, efforts to control costs of public health and welfare programs have resulted in expenditure increases of 5.6 percent for the five year period.

   The Constitution requires tax and fee revenues relating to motor fuels and vehicles to be used for highway purposes, and the tax revenues relating to aviation fuels to be used for aviation purposes. Accordingly, all such revenues, except the revenues from one-half cent per gallon of the liquid fuels tax which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, are placed in the Motor License Fund, as are most federal aid revenues designated for transportation programs. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

   Other special revenue funds have been established by law to receive specified revenues that are appropriated to specific departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boating, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

   In 1986, the General Assembly created the Tax Stabilization Reserve Fund and provided for its initial funding from General Fund appropriations. Income for this fund comes from annual appropriations of money from other Commonwealth funds and investment earnings. The Tax Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of this fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly.

   The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the operational and administrative costs of the lottery and the costs of programs benefiting the elderly in Pennsylvania.

   The Commonwealth maintains trust and agency funds which are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

   Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

   Information regarding certain Pennsylvania issuers of investment securities may be found in the Statement of Additional Information.

DEAN WITTER
MULTI-STATE MUNICIPAL SERIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
James F. Willison
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.